First Quarter Fiscal 2014 April 24, 2014 Financial Results

design develop deliver advanced technology 2 Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In addition, from time to time, Benchmark Electronics, Inc . (the “Company ”) or its representatives have made or may make forward - looking statements, orally or in writing . Such forward - looking statements may be included in, but are not limited to, various filings made by the Company with the Securities and Exchange Commission, press releases or oral statements made with the approval of an authorized executive officer of the Company . Actual results could differ materially from those projected or suggested in any forward - looking statements as a result of many factors, some of which have been described in the section of the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2013 , entitled “Risk Factors,” and in other documents the Company’s files from time to time, with the Securities and Exchange Commission, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . This document includes financial measures for earnings and earnings per share that exclude certain items and therefore are not in accordance with generally accepted accounting principles (“GAAP”) . A detailed reconciliation between GAAP results and results excluding special items (non - GAAP) is included in our press release and in the Appendix of this presentation .

design develop deliver advanced technology 3 First Quarter 2014 Results (In millions, except EPS) Mar. 31, 2014 Dec. 31, 2013 Mar. 31, 2013 Net Sales $639.3 $756.8 $542.4 Net Income – GAAP $19.1 $67.5 $11.5 Net Income – non - GAAP $19.2 $23.5 $11.9 Diluted EPS – GAAP $0.35 $1.24 $0.21 Diluted EPS – non - GAAP $0.35 $0.43 $0.22 Operating Margin – GAAP 3.5% 8.0% 2.6% Operating Margin – non - GAAP 3.6% 4.1% 2.7% Effective Tax Rate – non - GAAP 16.4% 22.2% 19.2% For the Three Months Ended Guidance Provided for the March 31, 2014 Quarter: ▪ Revenue $630 – $660 Results Within Guidance ▪ Diluted EPS – non - GAAP $0.29 – $0.34 Results Above Guidance

design develop deliver advanced technology 4 First Quarter Industry Sector Update Sector Mar. 31, 2014 Dec. 31, 2013 Mar. 31, 2013 YoY Computers and Related Products for Business Enterprises 20% $131 32% $243 25% $138 (5%) Industrial Control Equipment 29% $185 26% $199 29% $155 19% Telecommunication Equipment 27% $170 24% $183 26% $139 22% Medical Devices 11% $73 10% $73 13% $69 5% Testing and Instrumentation Products 13% $80 8% $59 7% $41 96% Total Revenue $639 $757 $542 Revenue by Industry Sector

design develop deliver advanced technology 5 Financial Statement Highlights Balance Sheet and Cash Flows (In millions) Mar. 31, 2014 Dec. 31, 2013 Mar. 31, 2013 Cash $394.2* $345.6 $416.9 Cash Flow from Operating Activities $60.7 ($0.9) $48.6 Acquisitions $0 $75.0 $0 Capital Expenditures $14.6 $8.6 $6.9 Depreciation & Amortization $10.8 $11.3 $9.6 Accounts Receivable $465.0 $559.8 $418.6 Days Sales Outstanding 65 67 69 Inventory $443.2 $396.7 $320.6 Inventory Turns 5.3x 7.0x 6.3x Total Cost of Shares Repurchased $4.5 $10.5 $12.1 * Approximately $58 million of cash is in the U.S.

design develop deliver advanced technology 6 Second Quarter 2014 Guidance Guidance Net Sales (in millions) $665 – $700 Diluted EPS – non - GAAP $0.35 – $0.40 ▪ Outlook is for the second fiscal quarter ending June 30, 2014.

design develop deliver advanced technology 7 CEO and President Commentary design develop deliver advanced technology 8 First Quarter 2014 New Business Wins Q1 2014 Number of New Business Wins by Segment ▪ Q1 2014: 38 new business bookings including 8 engineering projects ▪ E stimated annual revenue run rate between $135 million and $165 million Quarterly Estimated Annual Revenue Run Rate for New Business Wins

design develop deliver advanced technology 9 Benchmark Market Overview Sector Mar. 31, 2014 Q2 - 14 Outlook (%) Computers and Related Products for Business Enterprises 20% $131 Up Low Single Digits Industrial Control Equipment 29% $185 Up +20% Telecommunication Equipment 27% $170 Up Mid Single Digits Medical Devices 11% $73 Flat – Stable Demand Testing and Instrumentation Products 13% $80 Down High Single Digits Total Revenue $639

design develop deliver advanced technology 10 ▪ First Quarter Results – Excellent Start to 2014 ▪ Continued Focus and Results in Margin Improvement ▪ Strategic Priorities: o Portfolio Management in Non - Traditional Industries o Operational Excellence o Customer Focus and New Bookings Summary First Quarter 2014

design develop deliver advanced technology 11 Appendix

design develop deliver advanced technology 12 Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) March 31, December 31, March 31, 2014 2013 2013 $ 22,432 $ 60,275 $ 13,993 2,109 2,025 442 (1,571) (31,577) - $ 22,970 $ 30,723 $ 14,435 $ 19,125 $ 67,489 $ 11,487 1,383 1,343 399 (1,263) (27,810) - - (17,500) - $ 19,245 $ 23,522 $ 11,886 Basic $ 0.36 $ 1.26 $ 0.21 Diluted $ 0.35 $ 1.24 $ 0.21 Basic $ 0.36 $ 0.44 $ 0.22 Diluted $ 0.35 $ 0.43 $ 0.22 Earnings per share: (Non-GAAP) Non-GAAP income from operations Thailand flood related items, net of insurance and tax Non-GAAP net income Earnings per share: (GAAP) Discrete US tax benefit acquisition-related costs, net of tax Three Months Ended Restructuring charges and integration and Income from operations (GAAP) Net income (GAAP) Restructuring charges and integration Thailand flood related items, net of insurance and acquisition-related costs